                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of May 21, 2008 (this
"Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans") acquired from other entities (the "Other Sellers"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2008 (the "Pooling and Servicing Agreement"), among the
Purchaser as depositor, Bank of America, National Association, Midland Loan
Services, Inc. ("Midland") and Wachovia Bank, National Association as master servicers (each, in such capacity, a "Master Servicer"), Midland as special servicer (the "Special Servicer"), U.S. Bank National Association as trustee
(the "Trustee") and LaSalle Bank National Association as certificate administrator and custodian (in such capacities, the "Certificate Administrator"
and "Custodian", respectively). Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
May 21, 2008 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"), for itself and as representative of Banc of America Securities LLC ("Banc of America Securities"), Citigroup Global
Markets Inc. ("Citigroup") and PNC Capital Markets LLC ("PNC Capital"; Merrill
Lynch, Banc of America Securities, Citigroup and PNC Capital, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of May 21, 2008 (the "Certificate Purchase Agreement"), with
Merrill Lynch for itself and as representative of Banc of America Securities
(together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such
Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $220,019,894 (the "MLML Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are

received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off
Date Pool Balance") of $948,772,134 (subject to a variance of plus or minus 5%).
The purchase and sale of the Mortgage Loans shall take place on June 12, 2008 or such other date as shall be mutually acceptable to the parties to this Agreement
(the "Closing Date"). The consideration (the "Purchase Consideration") for the
Mortgage Loans shall be equal to (i) 96.217494350% of the MLML Mortgage Loan
Balance as of the Cut-off Date, plus (ii) $423,207.06, which amount represents the amount of interest accrued on the MLML Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

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               (i) (A) the original executed Mortgage Note for the subject
     Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
     (without recourse, representation or warranty, express or implied) to the order of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2008-C1, Commercial Mortgage
     Pass-Through Certificates, Series 2008-C1, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

               (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
     (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated
     thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of U.S.
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C1 (or, in the case of a Loan Combination, in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2008-C1, Commercial Mortgage
     Pass-Through Certificates, Series 2008-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R)
     System and the Trustee as the beneficiary of the assignment(s) of (x) the
     Mortgage, (y) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to such Mortgage Loan otherwise included in the Mortgage File;

                                        3

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2008-C1, Commercial
     Mortgage Pass-Through Certificates, Series 2008-C1 (or, in the case of a
     Loan Combination, in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2008-C1,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C1, and in its
     capacity as lead lender on behalf of the holder(s) of the related Non-Trust
     Loan(s)), or in blank or, in the case of a MERS Mortgage Loan (to the extent not already evidenced pursuant to clause (iv) above), evidence from
     MERS indicating the Trustee's ownership of the Mortgage Loan on the MERS(R)
     System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies or other evidence of filing of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2008-C1,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C1, as assignee
     (or, in the case of a Loan Combination, in favor of U.S. Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through Certificates,
     Series 2008-C1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS
     Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) System and the Trustee as the beneficiary of any effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements;

               (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

               (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any agreed upon procedures letter, any lockbox or cash

                                        4

     management agreements, any environmental reports or any letter of credit
     (which letter of credit shall not be delivered in original form to the
     Custodian, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

               (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

               (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Co-Lender Agreement.

          The Mortgage File with respect to the Farallon Portfolio Trust
Mortgage Loan shall contain the following documents:

               (i) the original executed Mortgage Note for such Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of U.S. Bank
     National Association, as trustee for the registered holders of MLMT
     Commercial Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C1, or in blank;

               (ii) an executed copy of the related Loan Combination Co-Lender
     Agreement; and

               (iii) an executed copy of the related Outside Servicing
     Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          The Seller hereby further represents and warrants that with respect to the Farallon Portfolio Trust Mortgage Loan, it has delivered to the related
Outside Trustee the documents constituting the "Mortgage File" within the meaning of the related Outside Servicing Agreement in connection with its sale of the Farallon Portfolio Non-Trust Loan to the Depositor.

          For purposes of this Section 2(c):

          "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

          "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

          "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

                                        5

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event by the later of 180 days following the Closing Date and 30 days following the delivery of any particular applicable Mortgage, Assignment of
Leases, recordable document or UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and each assignment of any other recordable documents relating to each Mortgage Loan in favor of the
Trustee that is referred to in clause (iv) of the definition of "Mortgage File"
and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the
Custodian following recording, and each such assignment and UCC Financing
Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the
Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the
Recording/Filing Agent.

          If, on the Closing Date as to any MERS Mortgage Loan, the Seller does not deliver written evidence of the Trustee's ownership of such Mortgage Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of "Mortgage File"
or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this
Agreement and Section 2.01(b) of the Pooling and Servicing Agreement by
delivering such evidence of ownership within 90 days following the Closing Date;
provided that, during such time, the Seller shall execute any documents requested by the Master Servicer or the Special Servicer with respect to such
MERS Mortgage Loan that, in the reasonable discretion of the Master Servicer or the Special Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs

                                        6

or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the
Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) With respect to each Mortgage Loan that is a Trust Defeasance
Mortgage Loan, to the extent the related Mortgage Loan documents grant the lender or its designee the right to appoint a successor borrower (or other similar Person) thereunder or to purchase or cause to be purchased the related
Defeasance Collateral in connection with a defeasance, the Purchaser hereby designates the Seller as its designee with respect to the exercise of, and hereby grants to the Seller the right, in its capacity as designee of the
Purchaser as holder of the subject Mortgage Loan that is a Trust Defeasance
Mortgage Loan, to exercise, the right and/or obligation of the lender under the related Mortgage Loan documents to appoint a "successor borrower" (within the meaning of the related Mortgage Loan documents) or other similar Person, to hold and pledge the related Defeasance Collateral and/or to purchase or caused to be purchased the related Defeasance Collateral, in the event the related Mortgagor exercises its right pursuant to the related Mortgage Loan documents to defease the subject Trust Defeasance Mortgage Loan and obtain the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage.
In connection with the foregoing, if the Purchaser or its assignee receives written notice from the related Mortgagor that it intends to defease the subject
Trust Defeasance Mortgage Loan in accordance with the related Mortgage Loan documents, then the Purchaser or its assignee, as the case may be, shall promptly send a copy of such written notice to the Seller or its designee. Until such time as the Seller provides written notice to the contrary, said notice shall be delivered to Defeasance Team, c/o Merrill Lynch Mortgage Lending, 4
World Financial Center, 250 Vesey Street 16th Floor, New York, NY 10080.

          If, however, the applicable Master Servicer, in accordance with the
Servicing Standard, determines that neither the Seller nor its designee is performing the duties related to the appointment of a successor borrower in a timely manner and/or in accordance with the provisions of the related Mortgage
Loan documents (after the Seller and such designee having been provided with written notice in accordance with this paragraph and a reasonable period of time
(which shall not be less than five (5) Business Days) to perform such duties), then the applicable Master Servicer shall, in accordance with Section 3.20(i) of the Pooling and Servicing Agreement, itself perform those obligations under the related Mortgage Loan documents in accordance with the Servicing Standard, applicable law and the related Mortgage Loan documents, and thereupon the appointment of the Seller or its designee in connection therewith shall be null and void.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                                        7

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
     (assuming the due authorization, execution and delivery hereof by the
     Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

               (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by

                                        8

     the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the
     Purchaser to realize on the Mortgage Loans.

               (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

               (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

               (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
     Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean
     Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
     Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
     Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the
     staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than

                                        9

omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii)
substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan
(which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the
Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided,

                                       10

further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the
Seller to the Certificate Administrator, at the expense of the Seller, of an
Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the
Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller that existed as of the Closing
Date, the Seller shall provide, once every 90 days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document
Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect or Breach as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-

                                       11

collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate Administrator an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified

                                       12

Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master
Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

          (f) If, upon any payment in full with respect to any MERS Mortgage
Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of such
Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the
Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection

                                       13

therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the

                                       14

Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and such Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively, shall have been delivered;
and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 21, 2008, among the
Seller, the Other Sellers, the Purchaser, the Underwriters and the Initial
Purchasers.

          Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master

                                       15

Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing Rights Purchase Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus which was distributed to prospective investors in the Certificates by e-mail on May 21,
2008), as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the
Specified Portions of the Prospectus Supplement, as of the date of the
Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the Free Writing Prospectus entitled "Yield Maintenance Formulas" (insofar as the

                                       16

information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B (only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder)), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Servicing of the
Farallon Portfolio Loan Combination", "Transaction Participants--The Sponsors"
and "Affiliations and Certain Relationships and Related Transactions".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the
Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the
Prospectus Supplement entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with
Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B (only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder)), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Servicing of the
Farallon Portfolio Loan Combination", "Transaction Participants--The Sponsors"
and "Affiliations and Certain Relationships and Related Transactions".

                                       17

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated May 16,
2008, and relating to the Publicly Offered Certificates.

          "Memorandum" means the confidential Private Placement Memorandum dated
May 21, 2008, and relating to the Private Certificates;

          "Prospectus" means the prospectus dated May 10, 2007.

          "Prospectus Supplement" means the prospectus supplement dated May 21,
2008, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means May 21, 2008, at 12:45 p.m.

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than 30 days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Custodian, the Underwriters, the Initial Purchasers and each of the Rating
Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement

                                       18

within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii)
the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the
Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing
Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the
Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the
Trustee of the interest of the Purchaser as contemplated by Section 1 of this
Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Exchange Act Reporting.

          (a) The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the
Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller
shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the
Trust Fund will terminate upon the Certificate Administrator's filing of a Form
15 with respect to the Trust Fund as to that fiscal year in accordance with
Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust Fund under the Securities Exchange Act of
1934, as amended (the "1934 Act"), have otherwise automatically suspended. The
Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust Fund as required under Section 13 and/or
Section 15(d) of the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

                                       19

          (b) The Seller hereby represents and warrants that, with respect to the Farallon Portfolio Trust Mortgage Loan, the related Outside Servicing
Agreement provides that, for so long as the Trust is subject to the reporting requirements of the 1934 Act, the related servicers and servicing function participants (within the meaning of Item 1122 of Regulation AB) are each required to deliver to the Trustee, in any calendar year in which the Trust is required to file a Form 8-K, Form 10-D or Form 10-K and in a timely manner given the time frame for the applicable filing: (i) the reports, attestations and/or statements required under Items 1122 and 1123 of Regulation AB, (ii) back-up certifications supporting the certification required to be made by the Depositor pursuant to the Sarbanes-Oxley Act of 2002 and (iii) any disclosure information relating to events, conditions or circumstances specifically relating to such servicer, servicing function participant or Outside Serviced Mortgage Loan that are required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust, insofar as such disclosure is required under Items 1112(b), 1117 and 1119 of
Regulation AB and Form 8-K.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT

                                       20

PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR
INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                                       21

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       22

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        MERRILL LYNCH MORTGAGE LENDING, INC.

                                        By: /S/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Vice President

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /S/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, NY 10080
Attn: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, NY 10080
Attn: Director of CMBS Securitization

and with a copy to:

Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 16th Floor
250 Vesey Street
New York, NY 10080
Attn: General Counsel for Global
      Commercial Real Estate in the Office
      of the General Counsel

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Co-Lender Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing
Agreement; and provided, further that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the
Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in June 2008, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted

Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up"
commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage
Loan constitutes a Crossed Loan, the lien of the Mortgage for another Mortgage
Loan contained in the same Crossed Loan Group; (g) if the related Mortgaged
Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The
Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the
Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside
Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the
Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of the
Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside
Trustee); provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related
Outside Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee (or, in the case of the

Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside
Trustee); provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the
Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.
With respect to each Mortgage Loan, since the later of (a) May 9, 2008 and (b)
the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its
Value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those

encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the Title Policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged
Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside Trustee) as sole insured (except with respect to the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts
(pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the
Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related Outside Trustee)) and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly

designated and currently so serves or may be substituted in accordance with the
Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) 12 months prior to the date hereof, (c) a copy of each such
Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged
Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The
Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on
Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage
Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof)
has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i), (ii) and (iii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the

application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least 12 months (or a specified dollar amount which is reasonably estimated to cover no less than 12 months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a
Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,
(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and
4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than 20% of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia,
Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage
Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from Fitch or S&P of not less than A-minus
(or the equivalent), or from Moody's of not less than A3 (or the equivalent), or from DBRS of not less than A(low) (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent). With respect to each Mortgage
Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

               (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and, if such Ground Lease has been recorded, there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

               (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances

     superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

               (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

               (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

               (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage
     Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

               (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such
     Ground Lease;

               (vii) such Ground Lease either (i) has an original term which extends not less than 20 years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has a term, which together with extension options that are exercisable by the lender upon its taking possession of the
     Mortgagor's leasehold interest would (if such options are exercised) cause the term of such Ground Lease to extend not less than 20 years beyond the
     Stated Maturity Date of such Mortgage Loan;

               (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

               (ix) under the terms of such Ground Lease and the related
     Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
     (i) to the repair or restoration of all or part of the related Mortgaged
     Property, with the mortgagee or a trustee appointed or consented to by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii)
     to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

               (x) such Ground Lease does not impose any restrictions on
     subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the

     lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

               (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Accordingly, each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and
either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such
Mortgage Loan at the time the Mortgage Loan was (a) originated or modified
(within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b)
contributed to the Trust Fund, or (2) substantially all of the proceeds of such
Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the
Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority

against or affecting the Mortgagor under any Mortgage Loan or the related
Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged
Property, would materially and adversely affect the Value of the Mortgaged
Property as security for such Mortgage Loan or the current ability of the
Mortgagor to pay principal, interest or any other amounts due under such
Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross-collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Other than any default interest or any late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated
Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed
Loan Group, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Loan Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property or any other customary commercial transaction and are not part of an arrangement to collateralize a
REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

          32. Inspection. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding 12 months.

          33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any
Mortgage Loan (other than payments due but not yet 30 days or more delinquent);
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $10,000,000 or more was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the
Mortgage Loan it may only own and operate one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor with respect to a Mortgage Loan that is part of the same Crossed Loan Group as the subject Mortgage Loan), that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person that it will not commingle assets with affiliates (other than co-obligors under the
Mortgage Loan documents), and that it will not transact business with affiliates
(except to the extent required by any cash management provisions of the related
Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage
Loan, in favor of the related Outside Trustee) constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee (or, in the case of the Farallon Portfolio Trust Mortgage Loan, in favor of the related
Outside Trustee); provided that, if the related security agreement and/or UCC
Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the
Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such
Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits
(in some cases, only after foreclosure or an action in respect thereof), rent
(in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such
Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related
Mortgaged Property.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, together with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation 2

Farallon Portfolio      The conveyance is subject to the rights of the holders
                        of the related Non-Trust Loans pursuant to the related
                        Loan Combination Co-Lender Agreement.

                        Certain of the notes evidencing the Non-Trust Loans are
                        held by the ML-CFC 2007-8 securitization, certain other
                        notes evidencing the Non-Trust Loans are held by the
                        ML-CFC 2007-9 securitization, and one of the notes
                        evidencing the Non-Trust Loans is held by the BALL
                        2007-BMB1 securitization.

Representation 4

Farallon Portfolio      The related Mortgage Loans that will be included in the
                        trust are senior and subordinate loans in a multiple
                        loan structure, each loan of which (whether or not
                        included in the trust) is secured by the same mortgage
                        instrument and is cross defaulted with the others.

                        The related Mortgagor owns approximately 142
                        manufactured homes for which either no lien was created
                        or the lien may not be perfected.

                        No lien was created on Mortgagor's (i) mineral rights,
                        if any, (ii) leasehold interest in a lake and related
                        amenities at Cypress Shores manufactured home community,
                        (iii) leasehold interest in land leased from municipal
                        airport at Cypress Shores manufactured home community
                        that affects up to ten (10) homesites, and (iv) three
                        (3) leased homesites for manufactured homes at Sunnyside
                        manufactured home community.

                        Certain states and municipalities have adopted laws and
                        regulations specifically regulating the ownership and
                        operation of manufactured home communities which may
                        grant to community residents a right of first refusal on
                        a sale of their community by the owner to a third-party.

                        A portion of Portside manufactured home community is
                        subject to a right of first refusal in favor of a third
                        party that applies if such portion of such manufactured
                        home community (but not the entire manufactured home
                        community) is conveyed.

                        An easement is pending with respect to the Green Spring
                        Valley property in Raleigh, NC for a sewer.

                        An easement is pending with respect to the Dynamic II
                        property in DeSoto, TX to widen a road.

                        A temporary construction easement is pending with
                        respect to the Cedar Terrace property in Cedar Rapids,
                        IA. Final executed documentation has been delivered to
                        the title company but may not yet have been recorded.

                        An easement is pending with respect to the Hidden Hills
                        property in Casper, WY to give a cellular telephone
                        provider access to a cellular phone tower to be placed
                        on a portion of the property to be leased to the
                        provider.

                        A permanent right of way is pending with respect to the
                        Colonial Gardens property in Manhattan, KS for the
                        re-alignment of a road. A temporary construction
                        easement with respect to the same property is also
                        pending.

                        An easement is pending with respect to the Country Club
                        Crossing property in Altoona, IA for the expansion of a
                        road and placing power lines underground.

Representation 5

Farallon Portfolio      An easement is pending with respect to the Green Spring
                        Valley property in Raleigh, NC for a sewer.

                        An easement is pending with respect to the Dynamic II
                        property in DeSoto, TX to widen a road.

                        A temporary construction easement is pending with
                        respect to the Cedar Terrace property in Cedar Rapids,
                        IA. Final executed documentation has been delivered to
                        the title company but may not yet have been recorded.

                        An easement is pending with respect to the Hidden Hills
                        property in Casper, WY to give a cellular telephone
                        provider access to a cellular phone tower to be placed
                        on a portion of the property to be leased to the
                        provider.

                        A permanent right of way is pending with respect to the
                        Colonial Gardens property in Manhattan, KS for the
                        re-alignment of a road. A temporary construction
                        easement with respect to the same property is also
                        pending.

                        An easement is pending with respect to the Country Club
                        Crossing property in Altoona, IA for the expansion of a
                        road and placing power lines underground.

Representation 6

Farallon Portfolio      The Bluebonnet Estates property in Temple, TX has been
                        released from the lien of the Mortgage.

                        Mortgagor has requested lender consent to the release of
                        an approximately 4.07 acre portion of the Cedar Terrace
                        property in Cedar Rapids, IA from the lien of the
                        Mortgage in lieu of condemnation. Final executed
                        documentation for the release has been delivered to the
                        title company but may not yet have been recorded.

                        An easement is pending with respect to the Green Spring
                        Valley property in Raleigh, NC for a sewer.

                        An easement is pending with respect to the Dynamic II
                        property in DeSoto, TX to widen a road.

                        A temporary construction easement is pending with
                        respect to the Cedar Terrace property in Cedar Rapids,
                        IA. Final executed documentation has been delivered to
                        the title company but may not yet have been recorded.

                        An easement is pending with respect to the Hidden Hills
                        property in Casper, WY to give a cellular telephone
                        provider access to a cellular phone tower to be placed
                        on a portion of the property to be leased to the
                        provider.

                        A permanent right of way is pending with respect to the
                        Colonial Gardens property in Manhattan, KS for the
                        re-alignment of a road. A temporary construction
                        easement with respect to the same property is also
                        pending.

                        An easement is pending with respect to the Country Club
                        Crossing property in Altoona, IA for the expansion of a
                        road and placing power lines underground

                        Mortgagor has given notice to the lender of its
                        intention to sell the Oasis, Sunset Country and
                        Meadowbrook properties, which are all located in Pueblo,
                        CO. The transaction had been tentatively scheduled to
                        close in late May 2008, but may close on another date,
                        or may only close in part, or not close at all.

Representation 7

Farallon Portfolio      Certain Mortgaged Properties located in states where
                        affirmative title insurance coverage for encroachments
                        is not available contain improvements which encroach
                        upon easements, property boundaries and/or building
                        restriction lines or adjoin properties that contain the
                        same concerning such Mortgaged Properties.

                        Mortgagor has requested lender consent to the release of
                        an approximately 4.07 acre portion of the Cedar Terrace
                        property in Cedar Rapids, IA from the lien of the
                        Mortgage in lieu of condemnation. Final executed
                        documentation for the release has been delivered to the
                        title company but may not yet have been recorded.

Representation 8

Farallon Portfolio      The related title insurance policy does not cover any
                        manufactured houses owned by the related Mortgagor.

                        The Title Policy amount will be less than the original
                        principal amount of the Mortgage Loan due to property
                        releases and related prepayments of the Mortgage Loan.

                        The Title Policy does not cover the encumbrances on the
                        Mortgaged Property created after the date of the Title
                        Policy and described in Representation 6 above.

Representation 10

Farallon Portfolio      The related Mortgage Loan documents do not require the
                        related Mortgagor to obtain and maintain insurance
                        coverage for acts of terrorism.

Representation 12

Fort Office Portfolio   The environmental report disclosed a 5,000-gallon above
                        ground storage tank at the Texas property. Mortgagor was
                        obligated, post closing, to deliver evidence, reasonably
                        acceptable to mortgagee in all respects, that above
                        ground storage tank has been registered with the Texas
                        Commission on Environmental Quality and deliver evidence
                        showing that all other requirements of the Texas
                        Commission on Environmental Quality have been satisfied.
                        The related Mortgage Loan documents provide for recourse
                        against a guarantor if the Mortgagor does not comply
                        with the post closing obligations.

Farallon Portfolio      In the Mortgage Loan documents, Mortgagor made various
                        environmental representations and covenants and provided
                        an environmental indemnity, all subject to various
                        exceptions and qualifications.

Representation 13

Farallon Portfolio      In states where payment of mortgage tax was required,
                        the amount secured by the Mortgages recorded in such
                        states may be limited based on the amount of mortgage
                        tax paid.

Representation 14

All Merrill Loans       With respect to each Merrill Mortgage Loan, the related
                        Mortgage requires the Mortgagor to maintain such
                        insurance as the mortgagee may require, and thus permits
                        the mortgagee to require the maintenance of the
                        insurance described in this section.

Farallon Portfolio      The related Mortgagor-owned manufactured homes may be
                        insured in an amount not less than the actual cash value
                        of such homes, which may be less than the replacement
                        value of such homes.

                        Seismic insurance is not required if not available at
                        commercially reasonable rates.

                        The related Mortgage Loan documents do not require
                        insurance to cover acts of terrorism.

                        The related fire and extended perils (or equivalent)
                        policy permits reduction in insurance proceeds for
                        depreciation of the related Mortgaged Property.

Representation 17

Farallon Portfolio      Ability to restore legal non-conforming manufactured
                        home communities following a casualty is in certain
                        cases dependent on obtaining approvals of certain
                        governmental entities, the timing of such restoration
                        work or the extent of damage to the applicable
                        manufactured home community.

Representation 18

Farallon Portfolio      One of the related Mortgaged Properties with an
                        allocated loan amount of $3,648,000 is ground leased.
                        With respect to clause:

                        (i): Some amendments were not recorded but a memorandum
                        of the original related ground lease and the related
                        estoppel have been recorded;

                        (iii): The related ground lease is further assignable to
                        commercially reasonably

                        capitalized entities; and

                        (xi): The related ground lease does not provide that any
                        such action without such consent is not binding on such
                        mortgagee, its successors and assigns.

Rite-Aid Corbin &       The Ground Lease does not expressly provide that no
Beckley                 notice of termination is effective against the mortgagee
                        unless a copy has been delivered to the mortgagee, but
                        it does require the mortgagee's consent prior to lessor
                        accepting any amendment, modification, cancellation,
                        surrender or waiver of lessor's rights.

Representation 21

Farallon Portfolio      The owner of ARC Housing LLC and ARC Housing 2, LLC
                        pledged its equity in such master tenants as collateral
                        for a guaranty of the Mortgage Loan, all of which get
                        released when the loan satisfies a debt service coverage
                        ratio test specified in the Mortgage Loan documents.

Representation 23

Farallon Portfolio      The related Mortgage Loans that will be included in the
                        trust are senior and subordinate loans in a multiple
                        loan structure, each loan of which (whether or not
                        included in the trust) is secured by the same mortgage
                        instrument and is cross defaulted with the others.

Representation 26

Fort Office Portfolio   The Mortgagor is obligated to use commercially
                        reasonable efforts, post closing, to deliver to Lender
                        evidence, reasonably acceptable to Lender in all
                        respects, that all conditions on the property located in
                        Texas subject to active and/or inactive permits
                        appearing on such permit history have been properly
                        inspected and such active and/or inactive permits have
                        been properly closed and released of record. The related
                        Mortgage Loan documents provide for recourse against a
                        guarantor if the Mortgagor does not comply with the post
                        closing obligations.

Representation 27

Farallon Portfolio      The related Mortgage Loans that will be included in the
                        trust are senior and subordinate loans in a multiple
                        loan structure, each loan of which (whether or not
                        included in the trust) is secured by the same mortgage
                        instrument and is cross defaulted with the others.

Representation 28

Fort Office Portfolio   The related Mortgage Loan permits the release of a
                        portion of the Mortgaged Property so long as certain
                        conditions are satisfied including: (i) the debt service
                        coverage ratio for the remaining Mortgaged Property is
                        at least equal to the greater of (a) 1.20 to 1.00 and
                        (b) the debt service coverage ratio for all of the
                        parcels of the Mortgaged Property immediately prior to
                        the release; and (ii) the release will not impair or
                        adversely affect the liens, security interests or other
                        interests of mortgagee.

Encore Retail           The related Mortgage Loan permits the release of a
Portfolio               portion of the Mortgaged Property so long as certain
                        conditions are satisfied including: (i) the
                        loan-to-value ratio for the remaining Mortgaged Property
                        is no less than the greater of (a) the loan-to-value
                        ration for all of the parcels of the Mortgaged Property
                        as of the closing date of the Mortgage Loan and (b) the
                        loan-to-value for all of the parcels of the Mortgaged
                        Property immediately prior to the release; (ii) the debt
                        service coverage ratio for the remaining Mortgaged
                        Property is no less than the greater of (a) the debt
                        service coverage ratio for all of the parcels of the
                        Mortgaged Property as of the closing date of the
                        Mortgage Loan and (b) the debt service coverage ratio
                        for all of the parcels of the Mortgaged Property
                        immediately prior to the release; and (iii) the release
                        will not impair or adversely affect the liens, security
                        interests or other interests of mortgagee.

Rite-Aid Corbin &       The related Mortgage Loan permits the release of a
Beckley                 portion of the Mortgaged Property so long as certain
                        conditions are satisfied including: (i) the
                        loan-to-value ratio for the remaining Mortgaged Property
                        is no greater than 75%; (ii) the debt service coverage
                        ratio for the remaining Mortgaged Property is no less
                        than the greater of (a) the debt service coverage ratio
                        for all of the parcels of the Mortgaged Property as of
                        the closing date of the Mortgage Loan, (b) the debt
                        service coverage ratio for all of the parcels of the
                        Mortgaged Property immediately prior to the release and
                        (c) 1.20 to 1.00 debt service coverage ratio; and (iii)
                        the release will not impair or adversely affect the
                        liens, security interests or other interests of
                        mortgagee.

Farallon Portfolio      Subject to Mortgagor's compliance with certain terms and
                        conditions set forth in the Mortgage Loan documents,
                        Mortgagor may obtain the release of properties upon
                        prepayment of the floating rate note and/or repayment of
                        the five- and seven-year notes after the related open
                        prepayment dates.

                        Subject to Mortgagor's compliance with the terms and
                        conditions set forth in the Mortgage Loan documents,
                        non-income producing (other than de minimis income)
                        parcels of land may be released from the lien of the
                        related Mortgage.

                        Release of properties in connection with partial
                        defeasances is also permitted.

Representation 31

Farallon Portfolio      As part of the multiple loan structure, there is a
                        floating rate Non-Trust Loan.

Representation 32

Farallon Portfolio      The related Mortgagee's consultant inspected 100 of the
                        manufactured home communities out of 274 manufactured
                        home communities constituting a portion of the
                        collateral for the related Mortgage Loan.

Representation 34

Farallon Portfolio      The Mortgage Loan documents permit transfers to a
                        pre-approved person, types of persons or categories of
                        persons meeting the requirements set forth in each of
                        the related Mortgage Loan documents.

Fort Office Portfolio   The Mortgage Loan documents permitted the Mortgagor to
                        transfer tenant-in-common interests in the Mortgaged
                        Property provided that each purchaser of a
                        tenant-in-common interest satisfied the mortgagee's
                        single-purpose entity requirements and certain other
                        conditions were satisfied.

Encore Retail           The Mortgage Loan documents permit equity transfers in
Portfolio               connection with future transfers to a REIT or
                        opportunity fund meeting the requirements set forth in
                        each of the related Mortgage Loan documents.

Representation 35

Farallon Portfolio      The following properties owned by the related Mortgagor
                        are not part of the related Mortgaged Property: (i)
                        mineral rights, if any, (ii) leasehold interest in a
                        certain lake and related amenities at Cypress Shores
                        manufactured home community, (iii) leasehold interest in
                        land leased from municipal airport at Cypress Shores
                        manufactured home community that affects up to ten (10)
                        home-sites, (iv) three (3) leased home-sites for
                        manufactured homes at Sunnyside manufactured home
                        community, and (v) 30 manufactured homes owned by the
                        related Mortgagor at various manufactured home
                        communities.

Representation 37

Farallon Portfolio      Mortgagor does not own but operates and pays real estate
                        taxes on small portions of River Oaks manufactured home
                        community.

Encore Retail           The tax parcel for the Darlington portion of the related
Portfolio               Mortgaged Property includes other property which is not
                        collateral for the related Mortgage Loan. Mortgagor
                        agreed to cause the segregation of the tax lots and
                        cause the Darlington portion of the related Mortgaged
                        Property to be separately assessed for real estate
                        taxes.

Representation 42

Farallon Portfolio      The holders of certain Non-Trust Loans have rights
                        related to servicing in the related Loan Combination
                        Intercreditor Agreement. Those rights may be assigned to
                        other entities.

                        The Mortgage Loan is comprised of multiple notes and is
                        being serviced pursuant to the ML-CFC 2007-8 pooling and
                        servicing agreement.

Representation 43

Farallon Portfolio      The recourse liability to the related Mortgagor covers
                        only actual loss, costs, liability, damage or expense
                        (including, without limitation, reasonable attorneys'
                        fees and disbursements) arising out of only the
                        following: (i) any intentional fraud or willful
                        misrepresentation contained in any of the related
                        Mortgage Loan documents or reports furnished directly or
                        indirectly by the related Mortgagor or any of
                        Mortgagor's affiliates pursuant to any related

                        Mortgage Loan document or in the origination of the
                        Mortgage Loan; (ii) intentional misapplication or
                        intentional misappropriation of funds (including loss
                        proceeds or certain rents), security deposits, payments
                        received from credit card companies and any other funds
                        due the related Lender under the related Mortgage Loan
                        documents in contravention of such Mortgage Loan
                        documents; (iii) damage to the related Mortgaged
                        Property resulting from intentional acts of the related
                        Mortgagor; (iv) any material breach of certain SPE
                        provisions of the related Mortgage Loan agreement; (v)
                        any material and intentional breach of a representation
                        relating to financing information provided to the
                        related Lender; or (vi) the failure to pay certain
                        impositions assessed against the related Mortgaged
                        Property to the extent there were sufficient funds
                        available to pay and the related Lender allows the
                        related Mortgagor to apply the same, or the failure to
                        pay and discharge any mechanic's or materialman's liens
                        against the related Mortgaged Property, where required
                        pursuant to the related Mortgage Loan agreement, to the
                        extent there were sufficient funds available to pay and
                        discharge and the related Lender allows the related
                        Mortgagor to apply the same.

Representation 44

Farallon Portfolio      Any interest of the Seller (in its capacity as the
                        holder of the notes being transferred to the Purchaser)
                        in the collateral securing the Mortgage Loan is being
                        conveyed hereunder to the Purchaser.

                        The Mortgage Loan is comprised of multiple notes and is
                        being serviced pursuant to the ML-CFC 2007-8 pooling and
                        servicing agreement.

Representation 46

Farallon Portfolio      Escrows are in the possession and control of the
                        servicer in the ML-CFC 2007-8 securitization.

                        The Mortgage Loan is comprised of multiple notes and is
                        being serviced pursuant to the ML-CFC 2007-8 pooling and
                        servicing agreement.

                        Any rights of the Seller (in its capacity as the holder
                        of the notes being transferred to the Purchaser) to such
                        escrows are being conveyed hereunder to the Purchaser.

                             MERRILL MORTGAGE LOANS

The following Mortgage Loans are the Merrill Mortgage Loans:

Loan No.   Mortgage Loan
--------   -------------------------
           Farallon Portfolio
148016     Fort Office Portfolio
147046     Encore Retail Portfolio
147976     Susquehanna Patriot Bank
147950     Miller Road Retail
149050     Rite-Aid Corbin & Beckley

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     [NONE.]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     [NONE.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLMT 2008-C1:  MORTGAGE LOAN SCHEDULE

                                                                               PROPERTY
LOAN #  LOAN GROUP  PROPERTY NAME                 LOAN / PROPERTY  ORIGINATOR  TYPE                  STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1       2b        Farallon Portfolio            Loan             MLML        Manufactured Housing  Various
1.001     2b        Portside                      Property         MLML        Manufactured Housing  14001 Beach Boulevard
1.002     2b        Shadow Hills                  Property         MLML        Manufactured Housing  8403 Millinockett Lane
1.003     2b        CV-Jacksonville               Property         MLML        Manufactured Housing  10960 Beach Boulevard
1.004     2b        Western Hills                 Property         MLML        Manufactured Housing  13000 SW 5th Court
1.005     2b        Siesta Lago                   Property         MLML        Manufactured Housing  4750 Siesta Lago Drive
1.006     2b        Hunter Ridge                  Property         MLML        Manufactured Housing  696 Tara Road
1.007     2b        Camelot                       Property         MLML        Manufactured Housing  655 North Highway 89
1.008     2b        Wikiup                        Property         MLML        Manufactured Housing  6500 East 88th Avenue
1.009     2b        Harmony Road                  Property         MLML        Manufactured Housing  2500 East Harmony Road
1.01      2b        Lamplighter Village           Property         MLML        Manufactured Housing  1661 Powder Springs Road
1.011     2b        Chalet North                  Property         MLML        Manufactured Housing  1800 Alpine Drive
1.012     2b        Country Club Mobile Estates   Property         MLML        Manufactured Housing  5100 South 1300 East
1.013     2b        Shadowood                     Property         MLML        Manufactured Housing  6359 Bells Ferry Road
1.014     2b        Southwind Village             Property         MLML        Manufactured Housing  302 Fillmore Street
1.015     2b        The Meadows                   Property         MLML        Manufactured Housing  14470 East 13th Avenue
1.016     2b        Landmark Village              Property         MLML        Manufactured Housing  225 Club Drive
1.017     2b        Crescentwood Village          Property         MLML        Manufactured Housing  11352 South Crescentwood Drive
1.018     2b        Stone Mountain                Property         MLML        Manufactured Housing  100 Castle Club Drive
1.019     2b        Casual Estates                Property         MLML        Manufactured Housing  7330 Lands End Lane
1.02      2b        Village North                 Property         MLML        Manufactured Housing  1240 North Cowan Avenue
1.021     2b        Windsor Mobile Estates        Property         MLML        Manufactured Housing  2800 Hampton Park Drive
1.022     2b        Riverdale (Colonial Coach)    Property         MLML        Manufactured Housing  8000 Highway 85
1.023     2b        Foxhall Village               Property         MLML        Manufactured Housing  5709 Buffaloe Road
1.024     2b        New Twin Lakes                Property         MLML        Manufactured Housing  31 Regina Drive
1.025     2b        Carnes Crossing               Property         MLML        Manufactured Housing  420 Pittsburg Landing
1.026     2b        Saddlebrook                   Property         MLML        Manufactured Housing  8401 East Saddlebrook Drive
1.027     2b        Thornton Estates              Property         MLML        Manufactured Housing  3600 East 88th Avenue
1.028     2b        Mountainside Estates          Property         MLML        Manufactured Housing  17190 Mount Vernon Road
1.029     2b        Castlewood Estates            Property         MLML        Manufactured Housing  100 Plantation Hill Road
1.03      2b        Green Spring Valley           Property         MLML        Manufactured Housing  1100 Greenvale Road
1.031     2b        Villa West (UT)               Property         MLML        Manufactured Housing  8400 South 4000 West
1.032     2b        Villa West (CO)               Property         MLML        Manufactured Housing  2700 C Street
1.033     2b        Torrey Hills                  Property         MLML        Manufactured Housing  5406 Torrey Road
1.034     2b        Springdale Lake               Property         MLML        Manufactured Housing  5 Springdale Drive
1.035     2b        Brookside Village - TX        Property         MLML        Manufactured Housing  14900 Lasater Road
1.036     2b        Columbia Heights              Property         MLML        Manufactured Housing  2515 Cumberland Road
1.037     2b        Encantada                     Property         MLML        Manufactured Housing  1000 Coyote Trail
1.038     2b        Woodlands of Kennesaw         Property         MLML        Manufactured Housing  2880 Cobb Parkway North
1.039     2b        Lakeview Estates              Property         MLML        Manufactured Housing  2600 North Hill Field
1.04      2b        Oakwood Forest                Property         MLML        Manufactured Housing  4100 N US Highway 29
1.041     2b        Broadmore                     Property         MLML        Manufactured Housing  148 Broadmore
1.042     2b        Oak Park Village (FL)         Property         MLML        Manufactured Housing  4000 Southwest 47th Street
1.043     2b        Misty Winds                   Property         MLML        Manufactured Housing  5902 Ayers Street
1.044     2b        Evergreen Village - IA        Property         MLML        Manufactured Housing  5309 Highway 75 North
1.045     2b        Ortega Village                Property         MLML        Manufactured Housing  5515 118th Street
1.046     2b        Riverside (UT)                Property         MLML        Manufactured Housing  1232 West Rock River Road
1.047     2b        Easy Living                   Property         MLML        Manufactured Housing  3323 Iowa Street
1.048     2b        Southfork                     Property         MLML        Manufactured Housing  4937 Stuart Road
1.049     2b        Cloverleaf                    Property         MLML        Manufactured Housing  4515 34th Street
1.05      2b        Golden Valley                 Property         MLML        Manufactured Housing  7631 Dallas Highway
1.051     2b        Riverdale                     Property         MLML        Manufactured Housing  5100 South 1050 West
1.052     2b        Friendly Village - GA         Property         MLML        Manufactured Housing  9 Pinetree Road
1.053     2b        Smoke Creek                   Property         MLML        Manufactured Housing  4255 Smokecreek Parkway
1.054     2b        Marion Village                Property         MLML        Manufactured Housing  700 35th Street
1.055     2b        Valley View - Danboro         Property         MLML        Manufactured Housing  1081 Easton Road
1.056     2b        Colonial Gardens              Property         MLML        Manufactured Housing  3000 Tuttle Creek Boulevard
1.057     2b        Evergreen Village - UT        Property         MLML        Manufactured Housing  2491 North Highway 89
1.058     2b        Summit Oaks                   Property         MLML        Manufactured Housing  6812 Randol Mill Road
1.059     2b        Stoneybrook                   Property         MLML        Manufactured Housing  435 North 35th Avenue
1.06      2b        Pedaler's Pond                Property         MLML        Manufactured Housing  1960 Pedalers Pond Boulevard
1.061     2b        Burntwood                     Property         MLML        Manufactured Housing  3308 South East 89th Street
1.062     2b        Country Club Crossing         Property         MLML        Manufactured Housing  1101 Hickory Boulevard
1.063     2b        Sunset Vista                  Property         MLML        Manufactured Housing  8460 West Sunset Hills Drive
1.064     2b        Spring Valley Village         Property         MLML        Manufactured Housing  36 Hopf Drive
1.065     2b        South Arlington Estates       Property         MLML        Manufactured Housing  7400 Twin Parks Drive
1.066     2b        Mallard Lake                  Property         MLML        Manufactured Housing  4441 Highway 162
1.067     2b        Sundown                       Property         MLML        Manufactured Housing  1219 West 450 North
1.068     2b        Stony Brook North             Property         MLML        Manufactured Housing  3000 Stony Brook Drive
1.069     2b        Twin Pines                    Property         MLML        Manufactured Housing  2011 West Wilden Avenue
1.07      2b        Inspiration Valley            Property         MLML        Manufactured Housing  5250 West 53rd Avenue
1.071     2b        Highland Acres                Property         MLML        Manufactured Housing  1708 Bunker Hill Lane
1.072     2b        Oak Ridge                     Property         MLML        Manufactured Housing  1201 County Road 15
1.073     2b        Washington Mobile Estates     Property         MLML        Manufactured Housing  1450 North Washington Boulevard
1.074     2b        River Oaks                    Property         MLML        Manufactured Housing  7301 Buttonwood
1.075     2b        Siouxland Estates             Property         MLML        Manufactured Housing  1520 Atokad Drive
1.076     2b        Brookside                     Property         MLML        Manufactured Housing  8155 Redwood Road
1.077     2b        Eagle Ridge                   Property         MLML        Manufactured Housing  617 Holfords Prairie
1.078     2b        Cedar Knoll                   Property         MLML        Manufactured Housing  5535 Dysart Road
1.079     2b        Marnelle                      Property         MLML        Manufactured Housing  1512 Highway 54 West
1.08      2b        Maple Manor                   Property         MLML        Manufactured Housing  18 Williams Street
1.081     2b        Arlington Lakeside            Property         MLML        Manufactured Housing  3211 West Division Street
1.082     2b        Royal Crest                   Property         MLML        Manufactured Housing  2025 East Jemez Road
1.083     2b        Forest Creek                  Property         MLML        Manufactured Housing  855 East Mishawaka Road
1.084     2b        Four Seasons                  Property         MLML        Manufactured Housing  100 Apollo Drive
1.085     2b        Cottonwood Grove              Property         MLML        Manufactured Housing  4500 14th Street
1.086     2b        Highland                      Property         MLML        Manufactured Housing  1875 Osolo Road
1.087     2b        Valley Verde                  Property         MLML        Manufactured Housing  1751 West Hadley
1.088     2b        Chalet City                   Property         MLML        Manufactured Housing  301 Alpine Lane
1.089     2b        Southridge Estates            Property         MLML        Manufactured Housing  802 E. County Line Road Lot 259
1.09      2b        Ridgewood Estates             Property         MLML        Manufactured Housing  4100 Southeast Adams
1.091     2b        Creekside                     Property         MLML        Manufactured Housing  2510 Highway 175N
1.092     2b        Eastview                      Property         MLML        Manufactured Housing  601 El Camino Road
1.093     2b        Viking Villa                  Property         MLML        Manufactured Housing  433 East 980 North
1.094     2b        Lakewood Estates              Property         MLML        Manufactured Housing  7171 West 60th Street
1.095     2b        Terrace Heights               Property         MLML        Manufactured Housing  4001 Peru Road
1.096     2b        Falcon Farms                  Property         MLML        Manufactured Housing  2507 214th Street North
1.097     2b        Forest Park                   Property         MLML        Manufactured Housing  183 Pitcher Road
1.098     2b        Quail Run                     Property         MLML        Manufactured Housing  903 South Main Street
1.099     2b        Sheridan                      Property         MLML        Manufactured Housing  5305 North Sheridan
 1.1      2b        Huguenot Estates              Property         MLML        Manufactured Housing  18-5 Cherry Street
1.101     2b        Countryside (CO)              Property         MLML        Manufactured Housing  2036 1st Avenue
1.102     2b        Silver Creek                  Property         MLML        Manufactured Housing  4930 North Dittmer Street
1.103     2b        Havenwood                     Property         MLML        Manufactured Housing  106 Havenwood Drive
1.104     2b        Northland                     Property         MLML        Manufactured Housing  11819 North College Avenue
1.105     2b        Ewing Trace                   Property         MLML        Manufactured Housing  4201 Windsor Place
1.106     2b        Overpass Point MHC            Property         MLML        Manufactured Housing  99 East Green Pines Drive
1.107     2b        Enchanted Village             Property         MLML        Manufactured Housing  246 Wonderland Drive
1.108     2b        Seascape                      Property         MLML        Manufactured Housing  6301 Old Brownsville Road
1.109     2b        Golden Triangle               Property         MLML        Manufactured Housing  301 South Coppell Road
1.11      2b        Meadowood                     Property         MLML        Manufactured Housing  1900 Northwest Lyman Road
1.111     2b        Meadowbrook                   Property         MLML        Manufactured Housing  33550 East Highway 96
1.112     2b        Tallview Terrace              Property         MLML        Manufactured Housing  3290 North Martha Street
1.113     2b        Western Mobile Estates        Property         MLML        Manufactured Housing  7148 West Arabian Way
1.114     2b        Whitney                       Property         MLML        Manufactured Housing  8401 NW 13th Street
1.115     2b        Five Seasons Davenport        Property         MLML        Manufactured Housing  5112 North Fairmount Avenue
1.116     2b        Valley View - Honey Brook     Property         MLML        Manufactured Housing  1 Mark Lane
1.117     2b        Village Park                  Property         MLML        Manufactured Housing  724 Creek Ridge Road
1.118     2b        Countryside Village (TN)      Property         MLML        Manufactured Housing  200 Early Road
1.119     2b        Mobile Gardens                Property         MLML        Manufactured Housing  6250 North Federal Boulevard
1.12      2b        Carriage Court East           Property         MLML        Manufactured Housing  3475 Goldenrod Road
1.121     2b        Mission Estates               Property         MLML        Manufactured Housing  12400 Rojas Drive
1.122     2b        Loveland                      Property         MLML        Manufactured Housing  4105 Garfield Avenue
1.123     2b        Meadow Glen                   Property         MLML        Manufactured Housing  600 Glen Vista Drive
1.124     2b        Shiloh Pines                  Property         MLML        Manufactured Housing  2525 Shiloh Road
1.125     2b        Rolling Hills                 Property         MLML        Manufactured Housing  1322 South Belt Line Road
1.126     2b        Deerpointe                    Property         MLML        Manufactured Housing  9380 103rd Street
1.127     2b        Cypress Shores                Property         MLML        Manufactured Housing  200 Bass Circle
1.128     2b        Oasis                         Property         MLML        Manufactured Housing  2221 South Prairie Avenue
1.129     2b        Tanglewood                    Property         MLML        Manufactured Housing  100 Sara Lane
1.13      2b        Villa                         Property         MLML        Manufactured Housing  3096 Camelot Drive
1.131     2b        Castle Acres                  Property         MLML        Manufactured Housing  1713 West US Highway 50
1.132     2b        Dynamic                       Property         MLML        Manufactured Housing  1335 Dynamic Drive
1.133     2b        Big Country                   Property         MLML        Manufactured Housing  3400 South Greeley Hwy
1.134     2b        Carriage Court Central        Property         MLML        Manufactured Housing  4820 West Oakridge Road
1.135     2b        Northern Hills                Property         MLML        Manufactured Housing  1901 W. Shady Grove Road
1.136     2b        Sunny Acres                   Property         MLML        Manufactured Housing  272 Nicole Lane
1.137     2b        Lakewood - TX                 Property         MLML        Manufactured Housing  1023 Lakes Drive
1.138     2b        Westlake                      Property         MLML        Manufactured Housing  9717 NW 10th Street
1.139     2b        Mesquite Meadows              Property         MLML        Manufactured Housing  14647 Lasater Road
1.14      2b        Cedar Terrace                 Property         MLML        Manufactured Housing  1834 Gretchen Drive SW
1.141     2b        Frieden Manor                 Property         MLML        Manufactured Housing  102 Frieden Manor
1.142     2b        Country Club Manor            Property         MLML        Manufactured Housing  4003 Birch Drive
1.143     2b        Suburban Estates              Property         MLML        Manufactured Housing  16 East Maruca Drive
1.144     2b        Deerhurst                     Property         MLML        Manufactured Housing  6500 Privette Road
1.145     2b        Aledo                         Property         MLML        Manufactured Housing  124 East Yates Circle
1.146     2b        President's Park              Property         MLML        Manufactured Housing  158 Fillmore Street
1.147     2b        Woodlake                      Property         MLML        Manufactured Housing  5418 Country Club Road
1.148     2b        Silver Leaf                   Property         MLML        Manufactured Housing  1550 North Main Street
1.149     2b        Dynamic II                    Property         MLML        Manufactured Housing  1129 East Parkerville Road
1.15      2b        Magnolia Circle               Property         MLML        Manufactured Housing  7915 103rd Street
1.151     2b        Twin Oaks                     Property         MLML        Manufactured Housing  1915 West MacArthur Road
1.152     2b        Washingtonville Manor         Property         MLML        Manufactured Housing  1 East Avenue
1.153     2b        Brookside Village -PA         Property         MLML        Manufactured Housing  202 Skyline Drive
1.154     2b        Westview                      Property         MLML        Manufactured Housing  3201 West Echeta Road
1.155     2b        Sunset Country                Property         MLML        Manufactured Housing  5000 Red Creek Springs Road
1.156     2b        Westmoor                      Property         MLML        Manufactured Housing  7901 South Council Road
1.157     2b        The Towneship at Clifton      Property         MLML        Manufactured Housing  3232 South Clifton
1.158     2b        Eagle Creek                   Property         MLML        Manufactured Housing  11300 US Highway 271
1.159     2b        Mesquite Ridge                Property         MLML        Manufactured Housing  14222 Lasater Road
1.16      2b        Oak Park Village (TX)         Property         MLML        Manufactured Housing  550 Ruby Road
1.161     2b        Plantation Estates            Property         MLML        Manufactured Housing  3461 Bankhead Hwy
1.162     2b        Breazeale                     Property         MLML        Manufactured Housing  2458 North 9th Street
1.163     2b        Shady Hills                   Property         MLML        Manufactured Housing  1508 Dickerson Road
1.164     2b        Cimmaron Village              Property         MLML        Manufactured Housing  300 East Prosser Road
1.165     2b        Birchwood Farms               Property         MLML        Manufactured Housing  8057 Birchwood Drive
1.166     2b        Terrell Crossing              Property         MLML        Manufactured Housing  2390 West Moore Avenue
1.167     2b        Pleasant Grove (CO)           Property         MLML        Manufactured Housing  517 East Trilby Road
1.168     2b        Willow Creek Estates          Property         MLML        Manufactured Housing  900 Century Drive
1.169     2b        Connelly Terrace              Property         MLML        Manufactured Housing  20 Florida Street
1.17      2b        Hampton Acres                 Property         MLML        Manufactured Housing  1501 South Hampton Road
1.171     2b        Meridian Sooner               Property         MLML        Manufactured Housing  5900 SE 48th Street
1.172     2b        Mesquite Green                Property         MLML        Manufactured Housing  100 South Belt Line Road
1.173     2b        El Lago                       Property         MLML        Manufactured Housing  5712 Martin Street
1.174     2b        Moosic Heights                Property         MLML        Manufactured Housing  118 1st Street
1.175     2b        Golden Rule                   Property         MLML        Manufactured Housing  2001 South MacArthur Boulevard
1.176     2b        Amber Village                 Property         MLML        Manufactured Housing  13965 Skyfrost Lane
1.177     2b        Riverchase                    Property         MLML        Manufactured Housing  4440 Tuttle Creek Boulevard
1.178     2b        Hidden Hills                  Property         MLML        Manufactured Housing  One Sequoia Drive
1.179     2b        The Woodlands                 Property         MLML        Manufactured Housing  4480 S. Meridian
1.18      2b        Blue Valley                   Property         MLML        Manufactured Housing  730 Allen Road
1.181     2b        Autumn Forest                 Property         MLML        Manufactured Housing  3700 East Sourwood Drive
1.182     2b        Valley View - Ephrata         Property         MLML        Manufactured Housing  50 Mollie Drive
1.183     2b        Cowboy                        Property         MLML        Manufactured Housing  845 Barton Road
1.184     2b        Lakeside - GA                 Property         MLML        Manufactured Housing  3291 Bankhead Hwy
1.185     2b        Sunnyside                     Property         MLML        Manufactured Housing  2901 West Ridge Pike
1.186     2b        Trailmont                     Property         MLML        Manufactured Housing  1341 Dickerson Pike
1.187     2b        Timberland                    Property         MLML        Manufactured Housing  13501 SE 29th Street
1.188     2b        Denton Falls                  Property         MLML        Manufactured Housing  6601 Grissom Road
1.189     2b        Terrace                       Property         MLML        Manufactured Housing  351 North Forest
1.19      2b        Lakeside - IA                 Property         MLML        Manufactured Housing  11325 140th Street
1.191     2b        Siesta Manor                  Property         MLML        Manufactured Housing  35 San Aymores Court
1.192     2b        Sunrise Terrace               Property         MLML        Manufactured Housing  2305 E. 19th Street North
1.193     2b        Riverside (KS)                Property         MLML        Manufactured Housing  420 North Street
1.194     2b        Chisholm Creek                Property         MLML        Manufactured Housing  501 East 63rd Street N
1.195     2b        Prairie Village               Property         MLML        Manufactured Housing  1661 West Republic
1.196     2b        Willow Terrace                Property         MLML        Manufactured Housing  5429 Parker Henderson Road
1.197     2b        Countryside (KS)              Property         MLML        Manufactured Housing  1000 Reservation Road
1.198     2b        Highview                      Property         MLML        Manufactured Housing  4901 South Douglas Highway
1.199     2b        Green Valley Village          Property         MLML        Manufactured Housing  2760 Robertson Road
 1.2      2b        Crestview - OK                Property         MLML        Manufactured Housing  2323 East 6th Avenue
1.201     2b        Shady Lane                    Property         MLML        Manufactured Housing  6791 Highway 2
1.202     2b        Western Park                  Property         MLML        Manufactured Housing  2575 West 6th Street
1.203     2b        Brookshire Village            Property         MLML        Manufactured Housing  4800 West Four Ridge Road
1.204     2b        Overholser Village            Property         MLML        Manufactured Housing  9355 Sundown Road
1.205     2b        The Pines                     Property         MLML        Manufactured Housing  9919 Hwy 78
1.206     2b        Jonesboro (Atlanta Meadows)   Property         MLML        Manufactured Housing  275 Upper Riverdale Road
1.207     2b        Park Plaza                    Property         MLML        Manufactured Housing  4317 Clemence Street
1.208     2b        Belaire                       Property         MLML        Manufactured Housing  1550 Yellowstone Avenue
1.209     2b        Pine Hills                    Property         MLML        Manufactured Housing  101 North Michigan
1.21      2b        Commerce Heights              Property         MLML        Manufactured Housing  7701 Brighton Boulevard
1.211     2b        Oak Glen                      Property         MLML        Manufactured Housing  5909 South Wilkerson Road
1.212     2b        Creekside Estates             Property         MLML        Manufactured Housing  301 Modene Street
1.213     2b        Kimberly @ Creekside          Property         MLML        Manufactured Housing  2402 Highway 175N
1.214     2b        Harper Woods                  Property         MLML        Manufactured Housing  2200 Harper Street
1.215     2b        Brittany Place                Property         MLML        Manufactured Housing  1735 Northwest Lyman Road
1.216     2b        Shady Creek                   Property         MLML        Manufactured Housing  15250 Kleberg Road
1.217     2b        Connie Jean                   Property         MLML        Manufactured Housing  5570 Connie Jean Road
1.218     2b        Willow Springs                Property         MLML        Manufactured Housing  4600 Old Blue Circle
1.219     2b        Seamist                       Property         MLML        Manufactured Housing  702 S Clarkwood Road
1.22      2b        Pleasant View Estates         Property         MLML        Manufactured Housing  6020 Fort Jenkins Lane
1.221     2b        Navajo Lake Estates           Property         MLML        Manufactured Housing  501 East 63rd Street North
1.222     2b        Kopper View MHC               Property         MLML        Manufactured Housing  7122 West Bendixon Drive
1.223     2b        Carsons                       Property         MLML        Manufactured Housing  649 North Franklin Street
1.224     2b        Rose Country Estates          Property         MLML        Manufactured Housing  3400 NNE Loop 323
1.225     2b        Redwood Village               Property         MLML        Manufactured Housing  1735 West 3150 South
1.226     2b        Birch Meadows                 Property         MLML        Manufactured Housing  214 Jones Road
1.227     2b        Terrace II                    Property         MLML        Manufactured Housing  350 North Forest Drive
1.228     2b        Englewood Village             Property         MLML        Manufactured Housing  2334 McCann Avenue
1.229     2b        Eastern Villa                 Property         MLML        Manufactured Housing  402 Villa Drive
1.23      2b        El Caudillo                   Property         MLML        Manufactured Housing  4960 South Seneca
1.231     2b        Chambersburg I & II           Property         MLML        Manufactured Housing  5368 Philadelphia Avenue
1.232     2b        Wheel Estates                 Property         MLML        Manufactured Housing  5225 South Orange Blossom Trail
1.233     2b        Oakwood Lake Village          Property         MLML        Manufactured Housing  29 Oakwood Lane
1.234     2b        Valley View - Ephrata II      Property         MLML        Manufactured Housing  75 Synder Lane
1.235     2b        Oak Grove                     Property         MLML        Manufactured Housing  2716 West Delmar Avenue
1.236     2b        Cedar Creek, KS               Property         MLML        Manufactured Housing  745 Cedar Drive
1.237     2b        Oakridge / Stonegate          Property         MLML        Manufactured Housing  800 Eastgate
1.238     2b        Vogel Manor MHC               Property         MLML        Manufactured Housing  71 Vogel Circle
1.239     2b        Hidden Oaks                   Property         MLML        Manufactured Housing  5306 Rita Kay Lane
1.24      2b        Plainview                     Property         MLML        Manufactured Housing  3650 Harvey Place
1.241     2b        Rockview Heights              Property         MLML        Manufactured Housing  201 Rockview Lane
1.242     2b        West Cloud Commons            Property         MLML        Manufactured Housing  1319 West Cloud Street
1.243     2b        Gallant Estates               Property         MLML        Manufactured Housing  4449 Burlington Road
1.244     2b        Sunset Village                Property         MLML        Manufactured Housing  1400 Old Sivells Bend Road
1.245     2b        Countryside (OK)              Property         MLML        Manufactured Housing  1824 South Chester
1.246     2b        Chelsea                       Property         MLML        Manufactured Housing  924 North Elmira Street
1.247     2b        Gregory Courts                Property         MLML        Manufactured Housing  2 Erica Circle
1.248     2b        El Lago II                    Property         MLML        Manufactured Housing  5701 Martin Street
1.249     2b        Glen Acres                    Property         MLML        Manufactured Housing  500 East 50th Street South
1.25      2b        Shadow Mountain               Property         MLML        Manufactured Housing  1601 EFM 1417
1.251     2b        Pine Haven MHP                Property         MLML        Manufactured Housing  191 Pine Haven Circle
1.252     2b        Collingwood MHP               Property         MLML        Manufactured Housing  358 Chambers Road
1.253     2b        Mountaintop                   Property         MLML        Manufactured Housing  37 Mountaintop Lane
1.254     2b        Whispering Hills              Property         MLML        Manufactured Housing  905 East 3rd Avenue
1.255     2b        Mulberry Heights              Property         MLML        Manufactured Housing  5429 Wilbarger Street
1.256     2b        Zoppe's                       Property         MLML        Manufactured Housing  2607 Highway 175N
1.257     2b        Shawnee Hills                 Property         MLML        Manufactured Housing  4420 SW 61st Street
1.258     2b        Pleasant Grove (NC)           Property         MLML        Manufactured Housing  5000 Hilltop-Needmore Road
1.259     2b        Park Avenue Estates           Property         MLML        Manufactured Housing  1400 East Kay Street
1.26      2b        Monroe Valley                 Property         MLML        Manufactured Housing  15 Old State Road
1.261     2b        El Dorado                     Property         MLML        Manufactured Housing  5600 Texoma Parkway
1.262     2b        Crestview - PA                Property         MLML        Manufactured Housing  Wolcott Hollow Road & Route 220
1.263     2b        Sherwood Acres                Property         MLML        Manufactured Housing  1928 East 47th Street South
1.264     2b        Bush Ranch                    Property         MLML        Manufactured Housing  3847 Quarterhorse Road
1.265     2b        Glenview                      Property         MLML        Manufactured Housing  1619 North Douglas Boulevard
1.266     2b        Misty Hollow                  Property         MLML        Manufactured Housing  910 North Oakview Drive
1.267     2b        Audora                        Property         MLML        Manufactured Housing  4625 South Seneca
1.268     2b        Green Acres                   Property         MLML        Manufactured Housing  4437 Sycamore Grove Road
1.269     2b        Sunset 77                     Property         MLML        Manufactured Housing  530 North US Highway 77
1.27      2b        Hidden Acres                  Property         MLML        Manufactured Housing  2111 Richardson Road
1.271     2b        Park D'Antoine                Property         MLML        Manufactured Housing  779 Route 9
1.272     2b        Sleepy Hollow                 Property         MLML        Manufactured Housing  1909 South Anna
1.273     2b        Sycamore Square               Property         MLML        Manufactured Housing  1010 West 44th Street South
  4       1         Fort Office Portfolio         Loan             MLML        Office                Various
4.01      1         Foothills Corporate Center II Property         MLML        Office                14601 & 14605 South 50th Street
4.02      1         Northbelt III & IV            Property         MLML        Office                600 and 700 North Sam Houston
                                                                                                     Parkway
4.03      1         ConAgra Building              Property         MLML        Office                7350 World Communications Drive
 25       1         Encore Retail Portfolio       Loan             MLML        Retail                Various
25.01     1         Washington                    Property         MLML        Retail                138 Washington Plaza Road
25.02     1         Darlington                    Property         MLML        Retail                508 Lamar Highway
 56       1         Susquehanna Patriot Bank      Loan             MLML        Retail                301 West Lancaster Avenue
 61       1         Miller Road Retail            Loan             MLML        Retail                821-901 Miller Road
 65       1         Rite-Aid Corbin & Beckley     Loan             MLML        Retail                Various
65.01     1         Rite-Aid Beckley              Property         MLML        Retail                4077 Robert C. Byrd Drive
65.02     1         Rite-Aid Corbin               Property         MLML        Retail                1320 Cumberland Falls Highway

                                                                CUT-OFF DATE     ORIGINAL    MONTHLY P&I DEBT
LOAN #   CITY               COUNTY          STATE    ZIP CODE    BALANCE ($)   BALANCE ($)     SERVICE ($)
-------------------------------------------------------------------------------------------------------------

  1      Various            Various        Various   Various     150,000,000   150,000,000      813,569.79
1.001    Jacksonville       Duval          FL        32250         3,878,011     3,878,011
1.002    Orlando            Orange         FL        32825         2,780,259     2,780,259
1.003    Jacksonville       Duval          FL        32246         2,595,519     2,595,519
1.004    Davie              Broward        FL        33325         2,291,691     2,291,691
1.005    Kissimmee          Osceola        FL        34746         2,195,504     2,195,504
1.006    Jonesboro          Clayton        GA        30238         2,129,852     2,129,852
1.007    North Salt Lake    Davis          UT        84054         2,044,353     2,044,353
1.008    Henderson          Adams          CO        80640         1,877,171     1,877,171
1.009    Fort Collins       Larimer        CO        80528         1,845,109     1,845,109
1.01     Marietta           Cobb           GA        30064         1,741,288     1,741,288
1.011    Apopka             Orange         FL        32703         1,664,949     1,664,949
1.012    Salt Lake City     Salt Lake      UT        84117         1,596,244     1,596,244
1.013    Acworth            Cherokee       GA        30102         1,570,289     1,570,289
1.014    Naples             Collier        FL        34104         1,535,173     1,535,173
1.015    Aurora             Arapahoe       CO        80011         1,478,682     1,478,682
1.016    Fairburn           Fayette        GA        30213         1,408,451     1,408,451
1.017    Sandy              Salt Lake      UT        84070         1,299,286     1,299,286
1.018    Stone Mountain     Gwinnett       GA        30087         1,221,421     1,221,421
1.019    Liverpool          Onondaga       NY        13090         1,191,649     1,191,649
1.02     Lewisville         Denton         TX        75057         1,183,251     1,183,251
1.021    West Valley City   Salt Lake      UT        84119         1,176,381     1,176,381
1.022    Riverdale          Clayton        GA        30296         1,165,693     1,165,693
1.023    Raleigh            Wake           NC        27616         1,114,546     1,114,546
1.024    Bloomingburg       Sullivan       NY        12721         1,110,729     1,110,729
1.025    Summerville        Berkeley       SC        29483         1,105,386     1,105,386
1.026    North Charleston   Dorchester     SC        29420         1,080,194     1,080,194
1.027    Thornton           Adams          CO        80229         1,067,407     1,067,407
1.028    Golden             Jefferson      CO        80401         1,007,672     1,007,672
1.029    Mableton           Cobb           GA        30126         1,000,038     1,000,038
1.03     Raleigh            Wake           NC        27603           983,244       983,244
1.031    West Jordan        Salt Lake      UT        84088           962,632       962,632
1.032    Greeley            Weld           CO        80631           949,655       949,655
1.033    Flint              Genesee        MI        48507           947,364       947,364
1.034    Belton             Cass           MO        64012           933,623       933,623
1.035    Dallas             Dallas         TX        75253           907,668       907,668
1.036    Grand Forks        Grand Forks    ND        58201           899,271       899,271
1.037    Las Cruces         Dona Ana       NM        88001           894,691       894,691
1.038    Kennesaw           Cobb           GA        30152           894,691       894,691
1.039    Layton             Davis          UT        84041           892,400       892,400
1.04     Greensboro         Guilford       NC        27405           874,843       874,843
1.041    Goshen             Elkhart        IN        46528           874,079       874,079
1.042    Gainesville        Alachua        FL        32608           870,262       870,262
1.043    Corpus Christi     Nueces         TX        78415           868,735       868,735
1.044    Sioux City         Woodbury       IA        51108           864,155       864,155
1.045    Jacksonville       Duval          FL        32244           848,124       848,124
1.046    West Valley City   Salt Lake      UT        84119           847,361       847,361
1.047    Lawrence           Douglas        KS        66046           827,513       827,513
1.048    Denton             Denton         TX        76207           822,169       822,169
1.049    Moline             Rock Island    IL        61265           810,718       810,718
1.05     Douglasville       Douglas        GA        30134           809,191       809,191
1.051    Riverdale          Weber          UT        84405           793,923       793,923
1.052    Lawrenceville      Gwinnett       GA        30043           786,290       786,290
1.053    Snellville         Gwinnett       GA        30039           786,290       786,290
1.054    Marion             Linn           IA        52302           782,473       782,473
1.055    Danboro            Bucks          PA        18810           782,473       782,473
1.056    Manhattan          Riley          KS        66502           774,839       774,839
1.057    Pleasant View      Weber          UT        84404           762,625       762,625
1.058    Fort Worth         Tarrant        TX        76120           759,571       759,571
1.059    Greeley            Weld           CO        80631           750,029       750,029
1.06     Lake Wales         Polk           FL        33859           734,379       734,379
1.061    Oklahoma City      Cleveland      OK        73135           732,852       732,852
1.062    Altoona            Polk           IA        50009           732,852       732,852
1.063    Magna              Salt Lake      UT        84044           732,089       732,089
1.064    Nanuet             Rockland       NY        10954           731,326       731,326
1.065    Arlington          Tarrant        TX        76001           728,272       728,272
1.066    Pontoon Beach      Madison        IL        62040           728,272       728,272
1.067    Clearfield         Davis          UT        84015           725,219       725,219
1.068    Raleigh            Wake           NC        27604           719,111       719,111
1.069    Goshen             Elkhart        IN        46528           718,348       718,348
1.07     Arvada             Jefferson      CO        80002           716,821       716,821
1.071    Lewisville         Denton         TX        75056           716,058       716,058
1.072    Elkhart            Elkhart        IN        46516           714,531       714,531
1.073    Ogden              Weber          UT        84404           709,951       709,951
1.074    Kansas City        Wyandotte      KS        66111           708,424       708,424
1.075    South Sioux City   Dakota         NE        68776           706,897       706,897
1.076    West Jordan        Salt Lake      UT        84088           696,973       696,973
1.077    Lewisville         Denton         TX        75056           683,232       683,232
1.078    Waterloo           Black Hawk     IA        50701           679,415       679,415
1.079    Fayetteville       Fayette        GA        30214           679,415       679,415
1.08     Taylor             Lackawanna     PA        18517           677,888       677,888
1.081    Arlington          Tarrant        TX        76012           666,438       666,438
1.082    Los Alamos         Los Alamos     NM        87544           661,857       661,857
1.083    Elkhart            Elkhart        IN        46517           661,857       661,857
1.084    Fayetteville       Fayette        GA        30214           658,040       658,040
1.085    Plano              Collin         TX        75074           648,880       648,880
1.086    Elkhart            Elkhart        IN        46514           641,246       641,246
1.087    Las Cruces         Dona Ana       NM        88005           634,375       634,375
1.088    Crowley            Tarrant        TX        76036           633,612       633,612
1.089    Des Moines         Polk           IA        50320           629,032       629,032
1.09     Topeka             Shawnee        KS        66609           617,581       617,581
1.091    Seagoville         Dallas         TX        75159           616,817       616,817
1.092    Gillette           Campbell       WY        82716           616,817       616,817
1.093    Ogden              Weber          UT        84404           604,603       604,603
1.094    Davenport          Scott          IA        52804           597,351       597,351
1.095    Dubuque            Dubuque        IA        52001           596,588       596,588
1.096    Port Byron         Rock Island    IL        61275           592,389       592,389
1.097    Queensbury         Warren         NY        12804           587,809       587,809
1.098    Hutchins           Dallas         TX        75141           579,411       579,411
1.099    Arvada             Jefferson      CO        80002           577,885       577,885
 1.1     Port Jervis        Orange         NY        12771           577,121       577,121
1.101    Greeley            Weld           CO        80631           567,961       567,961
1.102    Davenport          Scott          IA        52806           558,418       558,418
1.103    Pompano Beach      Broward        FL        33064           548,113       548,113
1.104    Kansas City        Clay           MO        64156           543,532       543,532
1.105    Des Moines         Polk           IA        50320           538,952       538,952
1.106    Tooele             Tooele         UT        84074           538,952       538,952
1.107    Alton              Madison        IL        62002           534,944       534,944
1.108    Corpus Christi     Nueces         TX        78417           530,555       530,555
1.109    Coppell            Dallas         TX        75019           527,501       527,501
1.11     Topeka             Shawnee        KS        66608           526,738       526,738
1.111    Pueblo             Pueblo         CO        81001           522,157       522,157
1.112    Sioux City         Woodbury       IA        51105           521,394       521,394
1.113    West Valley City   Salt Lake      UT        84128           520,631       520,631
1.114    Gainesville        Alachua        FL        32653           517,577       517,577
1.115    Davenport          Scott          IA        52806           515,287       515,287
1.116    Honey Brook        Chester        PA        19344           512,997       512,997
1.117    Greensboro         Guilford       NC        27406           506,890       506,890
1.118    Columbia           Maury          TN        38401           500,973       500,973
1.119    Denver             Adams          CO        80221           499,256       499,256
1.12     Orlando            Orange         FL        32822           491,622       491,622
1.121    El Paso            El Paso        TX        79928           490,858       490,858
1.122    Loveland           Larimer        CO        80538           488,568       488,568
1.123    Keller             Tarrant        TX        76248           485,515       485,515
1.124    Tyler              Smith          TX        75703           481,698       481,698
1.125    Dallas             Dallas         TX        75253           477,881       477,881
1.126    Jacksonville       Duval          FL        32210           476,354       476,354
1.127    Winter Haven       Polk           FL        33881           471,774       471,774
1.128    Pueblo             Pueblo         CO        81005           471,010       471,010
1.129    Huntsville         Walker         TX        77340           459,560       459,560
1.13     Flint              Genesee        MI        48507           458,796       458,796
1.131    O'Fallon           Saint Clair    IL        62269           454,216       454,216
1.132    DeSoto             Dallas         TX        75115           453,452       453,452
1.133    Cheyenne           Laramie        WY        82007           451,926       451,926
1.134    Orlando            Orange         FL        32809           448,872       448,872
1.135    Springdale         Washington     AR        72764           445,819       445,819
1.136    Somerset           Somerset       PA        15501           440,475       440,475
1.137    Royse City         Rockwall       TX        75189           435,894       435,894
1.138    Oklahoma City      Canadian       OK        73127           433,604       433,604
1.139    Dallas             Dallas         TX        75253           433,604       433,604
1.14     Cedar Rapids       Linn           IA        52404           430,551       430,551
1.141    Schuylkill Haven   Schuylkill     PA        17972           427,497       427,497
1.142    Imperial           Jefferson      MO        63052           421,390       421,390
1.143    Greensburg         Westmoreland   PA        15601           417,573       417,573
1.144    Wendell            Wake           NC        27591           411,466       411,466
1.145    Aledo              Parker         TX        76008           410,703       410,703
1.146    Grand Forks        Grand Forks    ND        58201           396,962       396,962
1.147    Greensboro         Guilford       NC        27405           396,198       396,198
1.148    Mansfield          Tarrant        TX        76063           396,198       396,198
1.149    DeSoto             Dallas         TX        75115           394,672       394,672
1.15     Jacksonville       Duval          FL        32210           390,091       390,091
1.151    Wichita            Sedgwick       KS        67217           387,801       387,801
1.152    Washingtonville    Orange         NY        10992           385,511       385,511
1.153    Berwick            Columbia       PA        17815           381,694       381,694
1.154    Gillette           Campbell       WY        82716           378,640       378,640
1.155    Pueblo             Peublo         CO        81005           374,823       374,823
1.156    Oklahoma City      Oklahoma       OK        73169           372,533       372,533
1.157    Wichita            Sedgwick       KS        67216           370,243       370,243
1.158    Tyler              Smith          TX        75708           361,082       361,082
1.159    Dallas             Dallas         TX        75253           360,319       360,319
1.16     Coppell            Dallas         TX        75019           359,556       359,556
1.161    Douglasville       Douglas        GA        30134           358,792       358,792
1.162    Laramie            Albany         WY        82072           355,739       355,739
1.163    Nashville          Davidson       TN        37207           351,158       351,158
1.164    Cheyenne           Laramie        WY        82007           350,395       350,395
1.165    Birch Run          Saginaw        MI        48415           348,105       348,105
1.166    Terrell            Kaufman        TX        75160           345,815       345,815
1.167    Fort Collins       Larimer        CO        80525           341,998       341,998
1.168    Ogden              Weber          UT        84404           341,998       341,998
1.169    Connelly           Ulster         NY        12417           338,944       338,944
1.17     DeSoto             Dallas         TX        75115           335,891       335,891
1.171    Oklahoma City      Oklahoma       OK        73135           331,310       331,310
1.172    Dallas             Dallas         TX        75253           328,257       328,257
1.173    Fort Worth         Tarrant        TX        76119           327,493       327,493
1.174    Avoca              Luzerne        PA        18641           310,699       310,699
1.175    Oklahoma City      Oklahoma       OK        73128           309,935       309,935
1.176    Dallas             Dallas         TX        75253           307,264       307,264
1.177    Manhattan          Riley          KS        66502           304,592       304,592
1.178    Casper             Natrona        WY        82604           300,011       300,011
1.179    Wichita            Sedgwick       KS        67217           299,248       299,248
1.18     Manhattan          Riley          KS        66502           296,958       296,958
1.181    Browns Summit      Guilford       NC        27214           292,378       292,378
1.182    Ephrata            Lancaster      PA        17522           291,614       291,614
1.183    Pocatello          Bannock        ID        83204           290,851       290,851
1.184    Lithia Springs     Douglas        GA        30122           282,454       282,454
1.185    Norristown         Montgomery     PA        19403           274,820       274,820
1.186    Goodlettsville     Davidson       TN        37072           271,766       271,766
1.187    Choctaw            Oklahoma       OK        73020           270,239       270,239
1.188    Denton             Denton         TX        76208           269,476       269,476
1.189    Casper             Natrona        WY        82609           267,186       267,186
1.19     Davenport          Scott          IA        52804           267,186       267,186
1.191    Fenton             Jefferson      MO        63026           265,277       265,277
1.192    Newton             Jasper         IA        50208           264,132       264,132
1.193    Lawrence           Douglas        KS        66044           261,842       261,842
1.194    Park City          Sedgwick       KS        67219           258,025       258,025
1.195    Salina             Saline         KS        67401           257,262       257,262
1.196    Fort Worth         Tarrant        TX        76119           256,212       256,212
1.197    Hays               Ellis          KS        67601           255,735       255,735
1.198    Gillette           Campbell       WY        83718           254,972       254,972
1.199    Casper             Natrona        WY        82604           254,972       254,972
 1.2     Stillwater         Payne          OK        74074           245,811       245,811
1.201    Commerce City      Adams          CO        80022           238,940       238,940
1.202    Fayetteville       Washington     AR        72704           235,887       235,887
1.203    House Springs      Jefferson      MO        63051           234,360       234,360
1.204    Oklahoma City      Canadian       OK        73127           232,833       232,833
1.205    Ladson             Charleston     SC        29456           232,833       232,833
1.206    Riverdale          Clayton        GA        30274           229,016       229,016
1.207    Gillette           Campbell       WY        82718           227,490       227,490
1.208    Pocatello          Bannock        ID        83201           226,726       226,726
1.209    Lawrence           Douglas        KS        66044           222,909       222,909
1.21     Commerce City      Adams          CO        80022           220,619       220,619
1.211    Fayetteville       Washington     AR        72704           219,092       219,092
1.212    Seagoville         Dallas         TX        75159           213,749       213,749
1.213    Seagoville         Dallas         TX        75159           211,458       211,458
1.214    Lawrence           Douglas        KS        66046           208,405       208,405
1.215    Topeka             Shawnee        KS        66608           196,191       196,191
1.216    Dallas             Dallas         TX        75253           193,137       193,137
1.217    Jacksonville       Duval          FL        32222           191,610       191,610
1.218    Fort Worth         Tarrant        TX        76119           187,221       187,221
1.219    Corpus Christi     Nueces         TX        78406           187,030       187,030
1.22     Bloomsburg         Columbia       PA        18603           180,923       180,923
1.221    Wichita            Sedgwick       KS        67219           179,396       179,396
1.222    West Valley City   Salt Lake      UT        84128           178,633       178,633
1.223    Chambersburg       Franklin       PA        17201           175,579       175,579
1.224    Tyler              Smith          TX        75708           174,052       174,052
1.225    West Valley City   Salt Lake      UT        84119           165,655       165,655
1.226    Saratoga Springs   Saratoga       NY        12866           164,892       164,892
1.227    Casper             Natrona        WY        82609           161,075       161,075
1.228    Cheyenne           Laramie        WY        82001           158,785       158,785
1.229    Stillwater         Payne          OK        74074           157,258       157,258
1.23     Wichita            Sedgwick       KS        67217           153,441       153,441
1.231    Chambersburg       Franklin       PA        17202           145,807       145,807
1.232    Orlando            Orange         FL        32839           144,280       144,280
1.233    Tunkhannock        Wyoming        PA        18657           140,463       140,463
1.234    Ephrata            Lancaster      PA        17522           140,463       140,463
1.235    Godfrey            Madison        IL        62035           138,937       138,937
1.236    Salina             Saline         KS        67401           137,410       137,410
1.237    Stillwater         Payne          OK        74074           132,829       132,829
1.238    Arnold             Jefferson      MO        63010           132,829       132,829
1.239    Fort Worth         Tarrant        TX        76119           131,589       131,589
1.24     Casper             Natrona        WY        82601           131,303       131,303
1.241    Arnold             Jefferson      MO        63010           130,539       130,539
1.242    Salina             Saline         KS        67401           128,249       128,249
1.243    Greensboro         Guilford       NC        27405           127,486       127,486
1.244    Gainesville        Cooke          TX        76240           126,722       126,722
1.245    Stillwater         Payne          OK        74074           126,722       126,722
1.246    Sayre              Bradford       PA        18840           126,722       126,722
1.247    Honey Brook        Chester        PA        17202           126,722       126,722
1.248    Fort Worth         Tarrant        TX        76119           122,810       122,810
1.249    Wichita            Sedgwick       KS        67216           122,142       122,142
1.25     Sherman            Grayson        TX        75090           121,379       121,379
1.251    Blossvale          Oneida         NY        13308           120,997       120,997
1.252    Horseheads         Chemung        NY        14845           116,703       116,703
1.253    Narvon             Lancaster      PA        17555           114,508       114,508
1.254    Coal Valley        Rock Island    IL        61240           111,455       111,455
1.255    Fort Worth         Tarrant        TX        76119           110,882       110,882
1.256    Seagoville         Dallas         TX        75159           102,294       102,294
1.257    Topeka             Shawnee        KS        66619           100,004       100,004
1.258    Fuquay-Varina      Wake           NC        27526            96,187        96,187
1.259    Haysville          Sedgwick       KS        67060            83,209        83,209
1.26     Jonestown          Lebanon        PA        17038            81,683        81,683
1.261    Sherman            Grayson        TX        75090            74,812        74,812
1.262    Athens             Bradford       PA        18840            73,285        73,285
1.263    Wichita            Sedgwick       KS        67216            69,468        69,468
1.264    House Springs      Jefferson      MO        63051            67,942        67,942
1.265    Midwest City       Oklahoma       OK        73130            64,125        64,125
1.266    Midwest City       Oklahoma       OK        73110            51,147        51,147
1.267    Wichita            Sedgwick       KS        67217            40,460        40,460
1.268    Chambersburg       Franklin       PA        17201            37,406        37,406
1.269    Douglass           Butler         KS        67039            36,643        36,643
1.27     Arnold             Jefferson      MO        63010            35,498        35,498
1.271    Gansevoort         Saratoga       NY        12831            35,116        35,116
1.272    Wichita            Sedgwick       KS        67209            31,299        31,299
1.273    Wichita            Sedgwick       KS        67217            14,504        14,504
  4      Various            Various        Various   Various      49,800,000    49,800,000      280,618.02
4.01     Phoenix            Maricopa       AZ        85044        21,300,000    21,300,000
4.02     Houston            Harris         TX        77067        15,000,000    15,000,000
4.03     Omaha              Douglas        NE        68122        13,500,000    13,500,000
 25      Various            Various        Various   Various       8,740,000     8,740,000       55,242.75
25.01    Washington         Wilkes         GA        30673         4,985,000     4,985,000
25.02    Darlington         Darlington     SC        29532         3,755,000     3,755,000
 56      Wayne              Delaware       PA        19087         4,130,000     4,130,000       25,261.49
 61      Garland            Dallas         TX        75041         3,932,117     3,960,000       25,879.58
 65      Various            Various        Various   Various       3,417,777     3,440,000       22,006.23
65.01    Beckley            Raleigh        WV        25801         1,708,889     1,720,000
65.02    Corbin             Whitley        KY        40701         1,708,889     1,720,000

        ANNUAL P&I DEBT   INTEREST      PRIMARY         MASTER          TRUSTEE AND     SUB SERVICIN   ADMIN.
LOAN #    SERVICE ($)      RATE %    SERVICING FEE   SERVICING FEE   PAYING AGENT FEE     FEE RATE      FEE %
-------------------------------------------------------------------------------------------------------------

  1        9,762,837.48     6.4194                           0.010             0.0022         0.0100   0.0222
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
 1.01
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
 1.02
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
 1.03
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
 1.04
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
 1.05
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
 1.06
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
 1.07
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
 1.08
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
 1.09
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
 1.1
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
 1.11
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
 1.12
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
 1.13
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
 1.14
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
 1.15
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
 1.16
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
 1.17
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
 1.18
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
 1.19
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
 1.2
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
 1.21
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
 1.22
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
 1.23
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
 1.24
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
 1.25
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
 1.26
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
 1.27
1.271
1.272
1.273
  4        3,367,416.24     5.9000                           0.010             0.0022         0.0100   0.0222
 4.01
 4.02
 4.03
  25         662,913.00     6.5000        0.010              0.010             0.0022                  0.0222
25.01
25.02
  56         303,137.88     6.6090        0.010              0.010             0.0022                  0.0222
  61         310,554.96     6.8240                           0.010             0.0022         0.1000   0.1122
  65         264,074.76     6.6160        0.010              0.010             0.0022                  0.0222
65.01
65.02

           NET                            MONTHLY
         MORTGAGE                         PAYMENT               MATURITY/   AMORT
LOAN #    RATE %    ACCRUAL TYPE   TERM     DATE    REM. TERM   ARD DATE     TERM   REM. AMORT
----------------------------------------------------------------------------------------------

  1       6.39720   Actual/360      60       1          50       8/1/2012     0          0
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
 1.01
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
 1.02
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
 1.03
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
 1.04
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
 1.05
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
 1.06
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
 1.07
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
 1.08
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
 1.09
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
 1.1
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
 1.11
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
 1.12
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
 1.13
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
 1.14
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
 1.15
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
 1.16
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
 1.17
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
 1.18
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
 1.19
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
 1.2
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
 1.21
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
 1.22
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
 1.23
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
 1.24
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
 1.25
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
 1.26
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
 1.27
1.271
1.272
1.273
  4       5.87780   Actual/360      120      8         110       8/8/2017    420        420
 4.01
 4.02
 4.03
  25      6.47780   Actual/360      120      8         109       7/8/2017    360        360
25.01
25.02
  56      6.58680   Actual/360      120      8         111       9/8/2017    420        420
  61      6.71180   Actual/360      120      8         111       9/8/2017    360        351
  65      6.59380   Actual/360      120      8         112      10/8/2017    360        352
65.01
65.02

                                                                                            PARTIAL
                                      ARD     ENVIRONMENTAL     CROSS         CROSS        DEFEASANCE
LOAN #   TITLE TYPE      ARD LOAN   STEP UP     INSURANCE     DEFAULTED   COLLATERALIZED    ALLOWED
-----------------------------------------------------------------------------------------------------

   1     Fee/Leasehold                              No                                        Yes
 1.001   Fee                                        No
 1.002   Fee                                        No
 1.003   Fee                                        No
 1.004   Fee                                        No
 1.005   Fee                                        No
 1.006   Fee                                        No
 1.007   Fee                                        No
 1.008   Fee                                        No
 1.009   Fee                                        No
 1.01    Fee                                        No
 1.011   Fee                                        No
 1.012   Fee                                        No
 1.013   Fee                                        No
 1.014   Fee                                        No
 1.015   Fee                                        No
 1.016   Fee                                        No
 1.017   Fee                                        No
 1.018   Fee                                        No
 1.019   Fee                                        No
 1.02    Fee                                        No
 1.021   Fee                                        No
 1.022   Fee                                        No
 1.023   Fee                                        No
 1.024   Fee                                        No
 1.025   Fee                                        No
 1.026   Fee                                        No
 1.027   Fee                                        No
 1.028   Fee                                        No
 1.029   Fee                                        No
 1.03    Fee                                        No
 1.031   Fee                                        No
 1.032   Fee                                        No
 1.033   Fee                                        No
 1.034   Fee                                        No
 1.035   Fee                                        No
 1.036   Fee                                        No
 1.037   Fee                                        No
 1.038   Fee                                        No
 1.039   Fee                                        No
 1.04    Fee                                        No
 1.041   Fee                                        No
 1.042   Fee                                        No
 1.043   Fee                                        No
 1.044   Fee                                        No
 1.045   Fee                                        No
 1.046   Fee                                        No
 1.047   Fee                                        No
 1.048   Fee                                        No
 1.049   Fee                                        No
 1.05    Fee                                        No
 1.051   Fee                                        No
 1.052   Fee                                        No
 1.053   Fee                                        No
 1.054   Fee                                        No
 1.055   Fee                                        No
 1.056   Fee                                        No
 1.057   Fee                                        No
 1.058   Fee                                        No
 1.059   Fee                                        No
 1.06    Fee                                        No
 1.061   Fee                                        No
 1.062   Fee                                        No
 1.063   Fee                                        No
 1.064   Fee                                        No
 1.065   Fee                                        No
 1.066   Fee                                        No
 1.067   Fee                                        No
 1.068   Fee                                        No
 1.069   Fee                                        No
 1.07    Fee                                        No
 1.071   Fee                                        No
 1.072   Fee                                        No
 1.073   Fee                                        No
 1.074   Fee                                        No
 1.075   Fee                                        No
 1.076   Fee                                        No
 1.077   Fee                                        No
 1.078   Fee                                        No
 1.079   Fee                                        No
 1.08    Fee                                        No
 1.081   Fee                                        No
 1.082   Fee                                        No
 1.083   Fee                                        No
 1.084   Fee                                        No
 1.085   Fee                                        No
 1.086   Fee                                        No
 1.087   Fee                                        No
 1.088   Fee                                        No
 1.089   Fee                                        No
 1.09    Fee                                        No
 1.091   Fee                                        No
 1.092   Fee                                        No
 1.093   Fee                                        No
 1.094   Fee                                        No
 1.095   Fee                                        No
 1.096   Fee                                        No
 1.097   Fee                                        No
 1.098   Fee                                        No
 1.099   Fee                                        No
  1.1    Fee                                        No
 1.101   Fee                                        No
 1.102   Fee                                        No
 1.103   Fee                                        No
 1.104   Fee                                        No
 1.105   Fee                                        No
 1.106   Fee                                        No
 1.107   Fee                                        No
 1.108   Fee                                        No
 1.109   Fee                                        No
 1.11    Fee                                        No
 1.111   Fee                                        No
 1.112   Fee                                        No
 1.113   Fee                                        No
 1.114   Fee                                        No
 1.115   Fee                                        No
 1.116   Fee                                        No
 1.117   Fee                                        No
 1.118   Fee                                        No
 1.119   Fee                                        No
 1.12    Fee                                        No
 1.121   Fee                                        No
 1.122   Fee                                        No
 1.123   Fee                                        No
 1.124   Fee                                        No
 1.125   Fee                                        No
 1.126   Fee                                        No
 1.127   Fee                                        No
 1.128   Fee                                        No
 1.129   Fee                                        No
 1.13    Fee                                        No
 1.131   Fee                                        No
 1.132   Fee                                        No
 1.133   Fee                                        No
 1.134   Fee                                        No
 1.135   Fee                                        No
 1.136   Fee                                        No
 1.137   Fee                                        No
 1.138   Fee                                        No
 1.139   Fee                                        No
 1.14    Fee                                        No
 1.141   Fee                                        No
 1.142   Fee                                        No
 1.143   Fee                                        No
 1.144   Fee                                        No
 1.145   Fee                                        No
 1.146   Fee                                        No
 1.147   Fee                                        No
 1.148   Fee                                        No
 1.149   Fee                                        No
 1.15    Fee                                        No
 1.151   Fee                                        No
 1.152   Fee                                        No
 1.153   Fee                                        No
 1.154   Fee                                        No
 1.155   Fee                                        No
 1.156   Fee                                        No
 1.157   Fee                                        No
 1.158   Fee                                        No
 1.159   Fee                                        No
 1.16    Fee                                        No
 1.161   Fee                                        No
 1.162   Fee                                        No
 1.163   Fee                                        No
 1.164   Fee                                        No
 1.165   Leasehold                                  No
 1.166   Fee                                        No
 1.167   Fee                                        No
 1.168   Fee                                        No
 1.169   Fee                                        No
 1.17    Fee                                        No
 1.171   Fee                                        No
 1.172   Fee                                        No
 1.173   Fee                                        No
 1.174   Fee                                        No
 1.175   Fee                                        No
 1.176   Fee                                        No
 1.177   Fee                                        No
 1.178   Fee                                        No
 1.179   Fee                                        No
 1.18    Fee                                        No
 1.181   Fee                                        No
 1.182   Fee                                        No
 1.183   Fee                                        No
 1.184   Fee                                        No
 1.185   Fee                                        No
 1.186   Fee                                        No
 1.187   Fee                                        No
 1.188   Fee                                        No
 1.189   Fee                                        No
 1.19    Fee                                        No
 1.191   Fee                                        No
 1.192   Fee                                        No
 1.193   Fee                                        No
 1.194   Fee                                        No
 1.195   Fee                                        No
 1.196   Fee                                        No
 1.197   Fee                                        No
 1.198   Fee                                        No
 1.199   Fee                                        No
  1.2    Fee                                        No
 1.201   Fee                                        No
 1.202   Fee                                        No
 1.203   Fee                                        No
 1.204   Fee                                        No
 1.205   Fee                                        No
 1.206   Fee                                        No
 1.207   Fee                                        No
 1.208   Fee                                        No
 1.209   Fee                                        No
 1.21    Fee                                        No
 1.211   Fee                                        No
 1.212   Fee                                        No
 1.213   Fee                                        No
 1.214   Fee                                        No
 1.215   Fee                                        No
 1.216   Fee                                        No
 1.217   Fee                                        No
 1.218   Fee                                        No
 1.219   Fee                                        No
 1.22    Fee                                        No
 1.221   Fee                                        No
 1.222   Fee                                        No
 1.223   Fee                                        No
 1.224   Fee                                        No
 1.225   Fee                                        No
 1.226   Fee                                        No
 1.227   Fee                                        No
 1.228   Fee                                        No
 1.229   Fee                                        No
 1.23    Fee                                        No
 1.231   Fee                                        No
 1.232   Fee                                        No
 1.233   Fee                                        No
 1.234   Fee                                        No
 1.235   Fee                                        No
 1.236   Fee                                        No
 1.237   Fee                                        No
 1.238   Fee                                        No
 1.239   Fee                                        No
 1.24    Fee                                        No
 1.241   Fee                                        No
 1.242   Fee                                        No
 1.243   Fee                                        No
 1.244   Fee                                        No
 1.245   Fee                                        No
 1.246   Fee                                        No
 1.247   Fee                                        No
 1.248   Fee                                        No
 1.249   Fee                                        No
 1.25    Fee                                        No
 1.251   Fee                                        No
 1.252   Fee                                        No
 1.253   Fee                                        No
 1.254   Fee                                        No
 1.255   Fee                                        No
 1.256   Fee                                        No
 1.257   Fee                                        No
 1.258   Fee                                        No
 1.259   Fee                                        No
 1.26    Fee                                        No
 1.261   Fee                                        No
 1.262   Fee                                        No
 1.263   Fee                                        No
 1.264   Fee                                        No
 1.265   Fee                                        No
 1.266   Fee                                        No
 1.267   Fee                                        No
 1.268   Fee                                        No
 1.269   Fee                                        No
 1.27    Fee                                        No
 1.271   Fee                                        No
 1.272   Fee                                        No
 1.273   Fee                                        No
   4     Fee                                        No
 4.01    Fee                                        No
 4.02    Fee                                        No
 4.03    Fee                                        No
  25     Fee                                        No                                        Yes
 25.01   Fee                                        No
 25.02   Fee                                        No
  56     Fee                                        No
  61     Fee                                        No
  65     Leasehold                                  No                                        Yes
 65.01   Leasehold                                  No
 65.02   Leasehold                                  No

                                                                    UPFRONT       UPFRONT       UPFRONT       UPFRONT
         LETTER OF               LOCKBOX               HOLDBACK   ENGINEERING      CAPEX         TI/LC         RE TAX
LOAN #     CREDIT                 TYPE                  AMOUNT    RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------

  1                  Hard                                             536,646     2,238,167                   6,933,000
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.01
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.02
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.03
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.04
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.05
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.06
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.07
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.08
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.09
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
 1.1
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.11
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.12
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.13
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.14
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.15
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.16
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.17
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.18
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.19
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
 1.2
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.21
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.22
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.23
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.24
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.25
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.26
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.27
1.271
1.272
1.273
  4                  None at Closing, Springing Hard                   32,500       357,900     4,237,100       533,821
4.01
4.02
4.03
 25                  None at Closing, Springing Hard                                121,718
25.01
25.02
 56
 61                                                                    19,518                     200,000        22,374
 65                  Hard
65.01
65.02

           UPFRONT       UPFRONT       MONTHLY         MONTHLY         MONTHLY         MONTHLY
             INS.         OTHER         CAPEX           CAPEX           TI/LC           TI/LC
LOAN #   RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE CAP ($)   RESERVE ($)   RESERVE CAP ($)
--------------------------------------------------------------------------------------------------

  1          684,275     1,370,644       238,167         2,858,250
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
 1.01
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
 1.02
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
 1.03
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
 1.04
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
 1.05
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
 1.06
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
 1.07
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
 1.08
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
 1.09
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
 1.1
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
 1.11
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
 1.12
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
 1.13
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
 1.14
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
 1.15
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
 1.16
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
 1.17
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
 1.18
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
 1.19
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
 1.2
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
 1.21
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
 1.22
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
 1.23
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
 1.24
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
 1.25
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
 1.26
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
 1.27
1.271
1.272
1.273
  4           12,177       432,334
 4.01
 4.02
 4.03
  25                       400,000         2,185                           5,763
25.01
25.02
  56                       300,000
  61                        30,044      1,186.00                                           200,000
  65           1,458
65.01
65.02

           MONTHLY       MONTHLY       MONTHLY
            RE TAX         INS.         OTHER       GRACE      GRACE
LOAN #   RESERVE ($)   RESERVE ($)   RESERVE ($)   TO LATE   TO DEFAULT

  1        1,218,340                                     0            0
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
 1.01
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
 1.02
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
 1.03
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
 1.04
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
 1.05
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
 1.06
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
 1.07
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
 1.08
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
 1.09
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
 1.1
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
 1.11
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
 1.12
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
 1.13
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
 1.14
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
 1.15
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
 1.16
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
 1.17
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
 1.18
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
 1.19
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
 1.2
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
 1.21
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
 1.22
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
 1.23
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
 1.24
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
 1.25
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
 1.26
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
 1.27
1.271
1.272
1.273
  4           74,657        12,177                       0            0
 4.01
 4.02
 4.03
  25          21,394                                     0            0
25.01
25.02
  56                                                     0            0
  61           3,196         1,836                       0            0
  65                           729                       0            0
65.01
65.02

                                  SCHEDULE III

                               MERS MORTGAGE LOANS

                               LOAN/PROPERTY NAME

                               Farallon Portfolio

                              Fort Office Portfolio

                             Encore Retail Portfolio

                            Susquehanna Patriot Bank

                               Miller Road Retail

                            Rite Aid Corbin & Beckley